SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 13, 2017

One Horizon Group, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-36530	46-3561419
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

34 South Molton Street, London W1K 5RG, United Kingdom

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

+44(0)20 7409 5248

(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On December 13, 2017, we entered into a Mergers & Acquisitions Agreement with First Choice International Company, Inc. (“FCIC”) pursuant to which we issued to FCIC 1,075,000 shares of our common stock and warrants to purchase an additional 3,800,000 shares of common stock as an advance for assistance in identifying a potential acquisition candidate.

Item 3.02	Unregistered Sales of Equity Securities

On December 13, 2017, we entered into an agreement wherein we agreed to issue to First Choice International Company, Inc. (“FCIC”) 1,075,000 shares of our common stock (the “Shares”) and warrants to purchase an additional 3,800,000 shares of common stock (the “Warrant Shares”) as an advance against shares and warrants issuable to FCIC for assistance in identifying a potential acquisition candidate. Warrants to purchase 350,000 having an exercise price of $0.60 per share may be exercised until December 31, 2017; warrants to purchase an additional 750,000 shares having an exercise price of $0.75 per share may be exercised during the period commencing April 1, 2018 and ending April 30, 2018; warrants to purchase an additional 850,000 shares having an exercise price of $0.85 per share may be exercised during the period commencing July 1, 2018 and ending July 31, 2018; warrants to purchase an additional 900,000 shares having exercise price of $0.95 per share may be exercised during the period commencing October 1, 2018 and ending October 31, 2018; and warrants to purchase an additional 950,000 shares having exercise price of $1.05 per share may be exercised during the period commencing January 1, 2019 and ending February 28, 2019. The terms of the warrants provide that the holder may not exercise the warrants at any time the holder may be deemed to be the beneficial owner of more than 4.99% of our common stock, as determined under the beneficial ownership rules of the SEC, by virtue of the ownership of the warrants or any of our other securities. We have agreed to file one or more registration statements for the resale of the Shares and Warrants Shares.

The issuance of the Shares and Warrants was exempt from registration pursuant to Section 4(a)(2) of the Securities Act. The certificates representing the Shares and the Warrants are endorsed with the customary Securities Act restrictive legend.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Warrants issued to First Choice International Company, Inc. (see Exhibits A, B, C, D and E to Exhibit 10.1 filed herewith).
10.1	Mergers & Acquisitions Agreement dated December 13, 2017 between One Horizon Group, Inc. and First Choice International Company, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE HORIZON GROUP, INC.

Date: December 19, 2017	By:	/s/ Martin Ward
Martin Ward
Chief Financial Officer